SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 21, 2003

                              WHISTLER INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       000-33391              98-0339467
----------------------------- ----------------------- -------------------------
(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


         5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada 89110
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (702) 296-2754
                                                    --------------


         4440 East Washington Avenue, Suite 107, Las Vegas, Nevada 89110
  ----------------------------------------------------------------------------
           Former name or former address, if changed since last report

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Termination of Nu Age Licensing Agreement, New Distribution and Licensing Agreement with RV Systems, Inc. and Planet Electric Litigation

Nu Age  Agreement  Termination.

On October 21, 2003, the original Licensing Agreement between Whistler and Nu Age Electric Inc was terminated. Each Party to the amendment terminating the Licensing Agreement agreed to indemnify the other Party and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which the indemnified Party may sustain or incur resulting from actions of the indemnifying Party in connection with the original Licensing Agreement or the breach by the indemnifying Party of any material representation, warranty, or covenant made by it in the original Licensing Agreement.

New  Distribution and Licensing  Agreement With RV Systems,  Inc.

On October 21, 2003, we entered into a new Distribution and Licensing Agreement (the "Agreement") with RV Systems, Inc., a Nevada corporation, for the worldwide arena (with the exception of India for the two- and three-wheeled vehicle technology) to sell, distribute and/or manufacture (or arrange for the sale, distribution or manufacture of) specified products utilizing the portable power systems (the "Licensed Technologies"), developed by Lithium House, Inc., a California corporation with principal offices located in Van Nuys, California. Lithium House is an affiliate of RV Systems, and has licensed all product development to RV Systems for products and applications of portable power systems utilizing Lithium House's proprietary lithium battery technology.

Lithium House was founded in 2002 by Charles Haba and designs and builds lithium ion and lithium polymer battery packs and systems. Prior to the founding of Lithium House, Mr. Haba was involved in the founding of Planet Electric, Inc. (see description below of litigation filed by a stockholder of Planet Electric, Inc.). Lithium House is dedicated to applying its proprietary methods of lithium battery technology to improve performance and reliability for everyday power needs. With its substantial experience building lithium battery systems, Lithium House can provide the exact battery and charger configurations for virtually any application.

Lithium House offers battery and charging solutions in seven broad product areas: computers, portable power (such as portable generators ranging from purse-size to rolling generators on wheels), cameras, lighting (including lighting belts and power sources for motion picture cameras, video, sound and production equipment with ranges of 4 to 120 volt applications), recreational/transportation applications (including two- and three-wheeled vehicles and small cars), camping (primarily power packs) and hobby and RC control models.

The Agreement with RV Systems covers Licensed Technologies in three separate product groups: two- and three-wheeled vehicles to be manufactured and sold in all countries of the world except India; lawn and garden equipment to be manufactured and sold in all countries of the world; and Neighborhood Electric Vehicles to be manufactured and sold in all countries of the world.

Two- and Three-Wheeled Vehicles

   1.        Motorcycle product - Identification/model:  Stealth H (Harley type)
   2. Two-Wheel Vehicle - Identification/model: Stealth V (Vespa-type scooter)
   3. Two-Wheel Bicycle - Recumbent style with motor in the front wheel and batteries in the bicycle frame
   4. Three-wheel bicycle or a three-wheel motorcycle, commonly referred to as trikes or Tuk-Tuk's (as in the Thailand style three-wheel taxis)


Lawn and Garden Equipment

Lawn and garden will include two and four wheel electric mowers. It will also include leaf blowers and any electric rotating lawn tool (e.g., edgers, roto-tillers).

Neighborhood Electric Vehicles

Neighborhood electric vehicles include four wheel neighborhood electric vehicles ("NEV's").

Subject to the terms of this Agreement, RV Systems, as Licensor, has granted to us, during the term of the Agreement, and upon the terms and conditions set forth in the Agreement, a non-assignable right and license to market, sell, manufacture, and distribute the Licensed Technologies in all countries of the world, with the exception of India for two- and three-wheeled vehicles. We have the right, upon receipt of written approval and due diligence by the Licensor, to sublicense any of the rights and licenses granted in the Agreement to or enter into distribution agreements with third parties ("Sublicensees") with the written consent of Licensor to the sublicense or distribution agreement and the approval of Licensor of the related agreement or agreements with the particular Sublicensee, which consent or approval shall not unreasonably be withheld.

The term of the Agreement commenced on October 21, 2003, and continues for a period of five License Years. NEV's were added to the Licensed Technologies on November 14, 2003. The term is automatically renewed for three succeeding License Years unless earlier terminated by either party upon not less than 90 days prior written notice to the other of intent to terminate.

The Company is required to pay the Licensor the technology payments (the "Technology Payments") (to be paid to Lithium House) as specified in the Agreement ($100,000 for two- and three-wheeled vehicles, and $50,000 for lawn and garden equipment) to be paid on or before October 31, 2003, which payments have been made. For NEV's we are required to pay $250,000 no later than December 31, 2003, with a weekly minimum of $15,000. We are also required to pay Licensor product development payments of $400,000, on or before December 31, 2003, with a weekly minimum of $15,000, for two- and three-wheeled vehicles; $200,000 for lawn and garden equipment, on or before December 31, 2003, with a weekly minimum of $15,000; and $1,000,000, payable no later than March 31, 2004, with a weekly minimum of $35,000 for NEV's ("Product Development Payments"). As reimbursement to the Company, Licensor is required to pay to us the proceeds from any sales by Licensor of product inventory manufactured with the financing provided by the Product Development Payments as and when that product inventory is sold by Licensor.

We (or our Sublicensees) are required to pay royalties to Licensor as to be specified for each of the Licensed Technologies, or products or applications utilizing such Licensed Technology, in the Agreement ("Royalties"). The particular royalty payment levels are to be agreed upon when we enter into sublicense agreements or commence manufacturing or distribution operations ourselves. We are responsible for the collection of any Royalty payments due from our Sublicensees and remittance of such royalty payments to the Licensor, unless direct payment of royalties to Licensor by a Sublicensee is provided for in the applicable Addendum to the Agreement.

If the Company fails to make any payment due under the Agreement, (a) we are obligated to pay interest thereon from and including the date such payment becomes due until the entire amount is paid in full at a rate equal to three percent (3%) per annum over the prime rate charged by CitiBank, N.A., New York as of the close of business on the date the payment first becomes due, but in no event greater than the highest rate permitted by law; (b) if such a default shall continue uncured for a period of sixty (60 days) after written notice is received by the Company, the Licensor then shall have the right to terminate the Agreement immediately upon notification to us by the Licensor to terminate. If such default is by a Sublicensee, we shall provide the notice referred to above and shall follow Licensor's instructions as to termination of the particular Sublicensee's rights as to the Licensed Technologies.

We shall have the option of preventing the termination of this Agreement by taking corrective action that cures the default, if such corrective action is taken prior to the end of the 60-day cure period and if there are no other defaults during such time period. If the Licensor or the Company otherwise fails to perform any of the material terms, conditions, agreements or covenants in this Agreement on its part to be performed (hereinafter referred to as "other default") and such other default is not curable, or if such default is curable but continues uncured for a period of sixty (60) days after notice thereof has been given to the defaulting party in writing by the other party or all reasonable steps necessary to cure such other default have not been taken by the defaulting party within sixty (60) days after notice thereof has been given to the defaulting party in writing by the other party or all reasonable steps necessary to cure such other default have not been taken by the defaulting party within such sixty (60) day period, the other party at its sole election may terminate the Agreement forthwith by written notice. If we file a petition in bankruptcy, are adjudicated as bankrupt or file a petition or otherwise seek relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding or if a petition in bankruptcy is filed against us, which is not vacated within sixty (60 ) days, or we become insolvent or make an assignment for the benefit of its creditors or a custodian receiver or trustee is appointed for us or a substantial portion of our business assets, which is not discharged within sixty (60) days, the Agreement by its terms terminates automatically and forthwith. No assignee for the benefit of creditors, custodian, trustee in bankruptcy or any official charged with taking over custody of our assets or business shall have any right to continue the Agreement or to exploit or in any way use the Licensed Technologies if the Agreement terminates; provided, however, that a termination under the Agreement as to a particular Sublicensee and Licensed Technologies to that Sublicensee would not affect the validity of the Agreement or our status under the Agreement or that of other Sublicensees not in default.

We are proceeding to initiate discussions with potential Sublicensees under the Agreement.

Planet Electric, Inc. Stockholder Litigation

On October 17, 2003, we were served with a complaint filed on October 15, 2003, by Michael McDermott, as a stockholder of Planet Electric, Inc. and purportedly on behalf of Planet Electric in the United States District Court for the Central District of California. Charles Haba was one of the founders of Planet Electric, and was associated with that company from until early 2002. The complaint lists Charles Haba, other individuals, Lithium House, Inc., Nupow'r LLC, Nu Age Electric, Inc., Dynamic Concepts aka NPDI, and Whistler Investments, Inc. as defendants. The complaint seeks an injunction prohibiting certain defendants from continuing their business relationship and transfer of alleged Planet Electric trade secrets or processes and also seeks damages for: patent infringement against Charles Haba, companies that Mr. Haba has been associated with since his involvement with Planet Electric, and Whistler; breach of fiduciary duty against Mr. Haba; breach of confidential relationship against Mr. Haba; conversion against Mr. Haba and certain other individual defendants; various business torts against Mr. Haba, Lithium House, NuPow'r and Nu Age; trade secret misappropriation against all defendants.

The defendants in this action have retained counsel, and will move to dismiss the complaint on the grounds that there is no evidence to support plaintiffs' claims.

After consultation with Charles Haba, Lithium House and our counsel, we are confident that this litigation does not pose any obstacle to continuation of our activities in consortium with Mr. Haba, RV Systems and Lithium House under the October 21, 2003 Distribution and Licensing Agreement and to our commencing to implement and license the technologies covered by that Agreement worldwide. The lithium battery technologies licensed to us by RV Systems were developed by Lithium House subsequent to Mr. Haba's association with Planet Electric.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits:

      10.3 Amendment to Licensing Agreement, dated October 21, 2003, between Nu Age Electric Inc. and Whistler Investments, Inc.

      10.4 Agreement, dated October 21, 2003, by and between RV Systems, Inc. and Whistler Investments, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            WHISTLER INVESTMENTS, INC.


                            By /s/ Holly Roseberry
                            ----------------------
                            Chief Executive Officer

Date: November 21, 2003

EXHIBIT 10.3

                        AMENDMENT TO LICENSING AGREEMENT
                        --------------------------------

         THIS AMENDMENT, dated October 21st, 2003, to Licensing Agreement dated the 27th day of June, 2003 ("Amended Agreement").


BETWEEN:

              NU AGE ELECTRIC INC., a company incorporated pursuant to the laws of the State of Nevada and having an office located at 799 Marsopa Dr., Vista, California 92083;

                  ("Nu Age")

OF THE FIRST PART

AND:
              WHISTLER INVESTMENTS, INC., a company incorporated pursuant to the laws of the State of Nevada and having an office located at 4440 East Washington Avenue, Suite 107, Las Vegas, Nevada, 89110;

                  ("Whistler")

OF THE SECOND PART

WHEREAS:


    A.   Whistler  and   Nu   Age   have   negotiated   alternate   business
         arrangements with third parties that require agreements that are inconsistent with the terms of the June 27, 2003 Licensing Agreement (the "Original Licensing Agreement").

    B. Whistler and Nu Age desire therefore to terminate the Original Licensing Agreement between the parties.

                  NOW  THEREFORE  THIS  AMENDED  AGREEMENT   WITNESSES  that  in
consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

1.                TERMINATION OF ORIGINAL LICENSING AGREEMENT

                  The Original Licensing Agreement is hereby terminated as of the date first set forth above.

2.                INDEMNIFICATION

                  Each Party (the "Indemnifying Party") agrees to indemnify the other Party (the "Indemnified Party") and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which the Indemnified Party may sustain or incur resulting from actions of the Indemnifying Party in connection with the Original Licensing
Agreement or the breach by the Indemnifying Party of any material representation, warranty, or covenant made by it in the Original Licensing Agreement.

3.                ENTIRE AGREEMENT

                  This Amended Agreement constitutes the entire agreement between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject of this Agreement.

4.                NOTICES

4.1 Any notice required to be given under this Amended Agreement shall be deemed to be well and sufficiently given if delivered, in the case of Nu Age as follows:

               NU AGE ELECTRIC INC.
               799 Marsopa Dr.
               Vista, California 92083


and in the case of the Whistler addressed as follows:

               Whistler Investments, Inc.
               4440 East Washington Avenue, Suite 107
               Las Vegas, Nevada 89110

and any notice given as aforesaid shall be deemed to have been given when delivered.

4.2 Either party may time to time by notice in writing change its address for the purpose of this section.


5.                APPLICABLE LAW

                  The situs of the Amended Agreement is Las Vegas, Nevada, and for all purposes this Amended Agreement will be governed exclusively by and construed and enforced in accordance with laws prevailing in the State of Nevada. The parties hereto agree to the jurisdiction of the Courts of the State of Nevada with respect to the resolution of all disputes related to this Amended Agreement.

                  IN WITNESS WHEREOF this Amended Agreement has been executed as of the day and year first above written.



NU AGE ELECTRIC INC.                        WHISTLER INVESTMENTS, INC.

per:                                                 per:

/s/ Lee Eastman                             /s/ Holly Roseberry
----------------------                      --------------------------
Lee Eastman, President                      Holly Roseberry, President

EXHIBIT 10.4


                               R V SYSTEMS, INC.
                               ------------------

                       Distribution and License Agreement
                       ----------------------------------

         AGREEMENT ("Agreement"), made and entered into as of the 21st day of October, 2003, in duplicate originals by and between R V SYSTEMS, INC., a Nevada corporation having an address of record of 6100 Neil Road, Suite, 500, Reno, NV 89511 ("Licensor"); and WHISTLER INVESTMENTS, INC., a Nevada corporation authorized to do business in the State of Nevada, having an office and place of business at 5001 East Bonanza Road, Suite 144-145, Las Vegas, NV 89110 ("Licensee").
         WHEREAS, Lithium House, a California corporation ("Lithium House"), has expended considerable resources to research, develop and test its proprietary lithium battery technology and has licensed to R V Systems the rights to technologies (the "Technologies") for the products and applications utilizing the related portable power systems ; AND,
         WHEREAS, Licensee possesses the experience, contacts, expertise, market know-how, distribution and financial contacts to develop a sustainable business, in the worldwide arena and to sell, distribute and/or manufacture (or arrange for the sale, distribution or manufacture of) products utilizing the Technologies (the "Licensed Technologies" , as defined hereafter in this Agreement); AND
         WHEREAS, the Licensee desires to market, sell, distribute and/or manufacture (or arrange for the sale, distribution or manufacturing of) the Licensed Technologies in the Territories, as defined below; AND,
         WHEREAS, Licensee agrees to comply with all provisions of the United States Foreign Corrupt Practices Act. NOW, THEREFORE, in consideration of the mutual covenants set forth, the Licensor and Licensee do hereby respectfully grant, agree and covenant this agreement as follows:

1.       DEFINITIONS.
         ------------

1.1      Territory or Territories:  The geographic area or areas, or country or
         -------------------------
         countries, as specified in Addendum hereto for theparticular Licensed Technology.

1.2      Licensed Technologies:  The Licensed Technologies are defined in the
         ----------------------
         Technologies relating to two- and three-wheeled vehicles, and Addendum II provides for the license of Technologies relating to lawn and garden equipment.

1.3      License Year:  A twelve (12) month period beginning on January 1 and
         -------------
         ending on December 31, except that the first License Year begins on the date hereof and ends on December 31, 2003.

2        GRANT OF LICENSE.
         -----------------

2.1      Grant of License and Product  Designations:   Subject  to  the terms of
         ------------------------------------------
this Agreement, Licensor hereby grants to Licensee, during the term of this Agreement, and upon the terms and conditions hereinafter set forth, a non-assignable right and license to market, sell, manufacture, and distribute the Licensed Technologies within the Territories, as specified in the Addenda hereto. The Licensee shall have the right, upon receipt of written approval and due diligence by the Licensor, to sublicense any of the rights and licenses granted herein to or to enter into distribution agreements with third parties ("Sublicensees") with the written consent of Licensor to the sublicense or distribution agreement and the approval of Licensor of the related agreement or agreements with the particular Sublicensee, which consent or approval shall not unreasonably be withheld. Licensee shall have no rights with respect to the Licensed Technologies outside the defined Territory or Territories unless approved in writing by the Licensor in the form of an amendment to this License Agreement or the applicable Addendum hereto. Any and all other rights specifically not granted to Licensee herein are reserved exclusively to the Licensor. No intellectual property rights are hereby granted with this licensing agreement. All intellectual property rights remain with the Licensor.

2.2     Licensee's  Efforts:  Licensee  agrees to use its best  professional
        -------------------
efforts todistribute, market, promote, sell and /or manufacture the Licensed Technologies throughout the Territory.

3. TERM.
   -----          The  term of this  Agreement  shall  commence  on the  date of execution hereof and shall continue for a period of five (5) License Years, and shall automatically renew for three (3) succeeding License Years unless earlier terminated by either party upon not less than ninety (90) days prior written notice to the other of intent to terminate. No termination notice or termination of this Agreement shall relieve Licensee or any Sublicensee from paying any and all obligations owed by it to Licensor up to the date of termination. Upon termination of this Agreement, Licensee shall cease to sell, market, distribute, and/or manufacture any and all of the Licensed Technologies unless modified or amended in writing by the Licensor. Effective the date of termination the Licensee shall have no further rights under this Agreement and to the Licensed Technologies.

4. QUALITY CONTROL, STANDARDS, AND OWNERSHIP.
   ------------------------------------------

4.1     Quality  Control:     Licensee  shall acquire the Licensed  Technologies
        ----------------
only from the Licensor. The Licensee shall meet all of the product design and specifications imposed by the Licensor. No changes or modifications in manufacturing shall be made to the Licensed Technologies without the express written consent to the Licensor and its engineering advisory consultants. Licensee's failure to adhere to the foregoing requirements shall be grounds for the immediate termination of this Agreement by the Licensor.

4.2     Use of Licensed Technologies:  Licensee agrees,  and will require its
        ----------------------------
Sublicensees  to  agree,   not  to  market,  sell,  distribute or otherwise use,
manufacture, modify the products and applications utilizing the Licensed Technologies in any manner whatsoever without first obtaining all the required permits, licenses, approvals and consent as may be required by the laws of any jurisdiction in which products or applications utilizing the Licensed Technologies will be sold, distributed, marketed, and/or manufactured by the Licensee or any Sub-Licensee.

5.       CONFIDENTIAL INFORMATION.
         -------------------------

5.1                   Confidential  Information:  Licensee   acknowledges   that
                      ------------------------
Licensor's trade secrets, private or secret processions, methods, protocols, and ideas, as they exist from time to time, as well as other corporate information concerning the Licensed Technologies as developed by the Licensor and contemplated in this Agreement restricts the Licensee to disclosure of information. The Licensee hereby warrants that Licensee will safeguard and preserve said confidentiality. The Licensee further agrees to require from its Sublicensees, officers, employees and or agents to relinquish any and all rights it may have in any matter, such as drawings, bill of materials, documents, samples and models/prototypes and to promptly deliver to the Licensor any such matter as the Licensor may direct at any time; and not to retain any copies or other reproductions of any kind without the express written consent of the Licensor.

5.2                       Exclusions: Confidential    information    does    not
                          ----------
include the following: (a) information which is public and has been released by the Licensor; (b) information in the public domain; (c) information disclosed by a third party who was free to disclose it, provided that the burden shall be upon the Licensee to establish that this exclusion is applicable; and (d) disclosure of information through no wrongful act of the Licensee and or a Sublicensee.

5.3     Execution  of  Agreement:   Licensee agrees that the Licensee's assigned
        ------------------------
personnel, including Sublicensees engaged by the Licensee, will prior to commencement of their assigned activities relating to the Licensed Technologies, acknowledge in writing that they agree to be bound by the provisions set forth in section 5 of this License Agreement.

5.4     Restriction:   During  the  term of this Agreement,  and for a period of
        -----------
two (2) years following completion of all services rendered by Licensee pursuant to this Agreement, Licensee agrees that it will not, directly or indirectly, either for itself or on behalf of any third party, develop, engineer, manufacture, produce or sell, or consult to do any of the foregoing, relating to any product or device employing lithium battery technology, whose purpose is the direct or indirect competition with the Licensor.

5.5     Remedies: Licensee acknowledges and agrees that Licensor's remedy at law
        --------
for a breach or threatened breach of the provisions of this Section 5 would be inadequate and the breach shall be per se deemed as causing irreparable harm to Licensor. In recognition of this fact, in the event of a breach by Licensee of any of the provisions of this Section 5, Licensee agrees that, in addition to any remedy at law available to Licensor, without posting any bond, Licensor shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to Licensor. In the event that, despite the express agreement of the parties, any provision stated herein shall be determined by any court or other tribunal of competent jurisdiction to be unenforceable for any reason whatsoever, the parties agree that the provision shall be interpreted to extend only to the maximum extent in any and all other respects as to which it may be enforceable, all as determined by such court or tribunal.

6.       ADVERTISING AND ADVERTISING MATERIALS.
         --------------------------------------
                  A copy of any and all materials that Licensee proposes to use in connection with its marketing and distribution of the Licensed Technologies shall be, at the request of Licensor, provided to Licensor (together with an English translation thereof if such materials are prepared in a language other than English) for review.



7.       TECHNOLOGY AND DEVELOPMENT PAYMENTS; ROYALTIES.
         -----------------------------------------------
7.1.     Technology License Payments.
         ----------------------------
         The Licensee shall pay the Licensor for consideration in granting this license to the Licensee the technology payments (the "Technology Payments") (to be paid to Lithium House) as specified in the Addenda hereto for each of the Licensed Technologies. The Technology Payments are to be received by the Licensor as per the schedule set forth in the Addenda hereto.

7.2.     Product Development License Payments.
         -------------------------------------
         The Licensee shall pay the Licensor for consideration in granting this license to the Licensee the product development payments ("Product Development Payments") as specified in the Addenda hereto for each of the Licensed Technologies. The Product Development Payments are to be received by the Licensor in as per the schedule set forth in the Addenda hereto. As reimbursement to Licensee, Licensor shall pay to Licensee the proceeds from any sales by Licensor of product inventory manufactured with the financing provided by the Product Development Payments as and when that product inventory is sold by Licensor.

7.3     Royalties.
        ----------

                  Licensee (or its Sublicensees) shall pay royalties to Licensor as specified for each of the Licensed Technologies, or products or applications utilizing such Licensed Technology, in the Addenda hereto ("Royalties"). The Licensee is responsible for the collection of any Royalty payments due from its Sublicensees and remittance of such royalty payments to the Licensor, unless direct payment of royalties to Licensor by a Sublicensee is provided for in the applicable Addendum.

                  Licensee shall prepare and maintain complete and accurate books of account, records and statements. With respect to Royalties payable by Licensee, Licensee will make available any and all payment records in order to substantiate proper accounting of Royalties to the Licensor. The Licensor agrees to pay for any and all expenses inclusive accounting personnel, travel, lodging, etc. with regards to such an inspection and review. The Licensor agrees to provide a minimum of 10 days notice prior to such an accounting audit. Within 30 days of completion of such an accounting audit the Licensor will provide to the Licensee a complete report of the audit for their records. Any payments due to the Licensor or credits/refunds due to the Licensee will be paid within 30 days of audit report issue date. The Licensee grants to the Licensor the right to audit any and all books and records pertaining to the Licensed Technologies, one time per each License Year by the Licensor's designated accounting and corporate personnel.



7.4.              Relationship  of  the Parties: The Licensee is not granted any
                  -----------------------------
     right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the Licensor or to bind the Licensor in any manner or thing whatsoever.

8.   OWNERSHIP AND PROTECTION OF THE LICENSED TECHNOLOGIES
     -----------------------------------------------------

8.1               Restriction   on  Use  of  Name:  Licensee  shall not have the
                  -------------------------------
     right to use the Licensor's name or the name "Lithium House" in the name of its corporation or as an assumed name of its corporation or any subsidiary or affiliate.

8.2               Ownership  of  Licensed  Technologies:  Licensee  acknowledges
                  -------------------------------------
     that the Licensor is the owner of all rights, title and interest in and to the Licensed Technologies. The Licensee shall not at any time, do or suffer to be done any act or thing which may adversely affect any rights of the Licensor in and to the Licensed Technologies or any registrations thereof or which, directly or indirectly, may reduce the value of the Licensed Technologies by Licensee or confers rights to the Licensed Technologies. Licensee hereby assigns its entire right, title and interest in and to any such rights to the Licensed Technologies to Licensor subject to the terms hereof.

8.3               Legal   Requirements:      Licensee  shall  use  the  Licensed
                  --------------------
     Technologies in the Territory strictly in compliance with the legal requirements in the Territory pertaining thereto.

8.4               Prohibition Against Challenges by Licensee:   Licensee   never
                  -------------------------------------------
     shall challenge or take any action in conflict with, or potentially in conflict with, Licensor's ownership of or the validity of the Licensed Technologies or any applications for registration thereof, or any trademark, governmental license, or any rights of the Licensor therein.

8.5               Infringement  Actions:  In  the  event that either Licensor or
                  ---------------------
     Licensee learns of any infringement or imitation of the Licensed Technologies or of any use by any person company which is utilizing the like device or patent similar to the Licensed Technologies, whether in the Territory or not, they shall notify the other party. Upon such notification the Licensor shall take such action as it deems advisable for the protection of its rights in and to the Licensed Technologies and, if requested to do so by the Licensor, Licensee shall cooperate with Licensor in all reasonable respects, at the Licensor's sole expense. Licensor recognizes that in regard to any counterfeiting of the Licensed Technologies, Licensee may take immediate legal action, at its own expense, upon prior notification and approval by the Licensor. Such approval shall be deemed to have been granted unless within four (4) business days after the receipt of such request, Licensor notifies the Licensee in writing of its disapproval. Licensor shall cooperate with Licensee in taking such legal action, at no cost to the Licensor.

9.   INDEMNITY
     ---------
9.1               Indemnity:        Excepting    in    regard    to    trademark
                  ---------
     infringement actions, Licensee does hereby save and hold Licensor harmless of and from and indemnify Licensor against any and all losses, liability, damages and expenses (including reasonable attorney's fees, costs and expenses through appeal) which Licensor may incur or may be obligated to pay, or for which Licensor may become liable or be compelled to pay in any action, claim or proceeding against it by reason of any acts, whether by omission or commission, that may be claimed to be or are actually committed, permitted to take place or suffered by the Licensee or any of its Sublicensees, contractors, agents, employees, officers or management in connection with the Licensee's performance under this Agreement. Licensee will keep Licensor apprised of any actions and shall give prompt notice to the Licensor and where practicable, in advance of any action to be taken by Licensee.

         The provisions of this paragraph and Licensee's obligations hereunder shall survive the expiration or termination of this Agreement.

9.2               Licensed Technologies Liability Insurance:   Whenever possible
                  -----------------------------------------
     and within the legal and statutory regulations and business practices within the Territory the Licensee shall (when available) procure and maintain at its own expense in full force and effect during which the products utilizing Licensed Technologies are being manufactured, sold, and or distributed a product liability insurance policy with respect to the Licensed Technologies acceptable to the Licensor. Such a policy when issued shall name the Licensor as an additional insured and shall provide for at least a 30 days prior notice to said parties of cancellation or substantial modification thereof. A copy of the liability insurance policy shall to be sent to the Licensor upon issuance.

     10. DEFAULTS
     ------------

10.1              Default    Right   to    Terminate:                    If  the
                  ----------------------------------
     Licensee fails to make any payment due hereunder, (a) Licensee shall pay interest thereon from and including the date such payment becomes due until the entire amount is paid in full at a rate equal to three percent (3%) per annum over the prime rate charged by CitiBank, N.A., New York as of the close of business on the date the payment first becomes due, but in no event greater than the highest rate permitted by law; (b) if such a default shall continue uncured for a period of sixty (60 days) after written notice is received by Licensee, the Licensor then shall have the right to terminate this Agreement immediately upon notification to the Licensee by the Licensor to terminate. If such default is by a Sublicensee, Licensee shall provide the notice referred to above and shall follow Licensor's instructions as to termination of the particular Sublicensee's rights as to the Licensed Technologies.

     The Licensee shall have the option of preventing the termination of this Agreement by taking corrective action that cures the default, if such corrective action is taken prior to the end of the time period stated in the previous paragraph (Section 10.1) and if there are no other defaults during such time period.

10.2              Breach   of    Material    Condition:                   If the
                  ------------------------------------
     Licensor or Licensee otherwise fails to perform any of the material terms, conditions, agreements or covenants in this Agreement on its part to be performed (hereinafter referred to as "other default") and such other default is not curable, or if such default is curable but continues uncured for a period of sixty (60) days after notice thereof has been given to the defaulting party in writing by the other party or all reasonable steps necessary to cure such other default have not been taken by the defaulting party within sixty (60) days after notice thereof has been given to the defaulting party in writing by the other party or all reasonable steps necessary to cure such other default have not been taken by the defaulting party within such sixty (60) day period, the other party at its sole election may terminate this Agreement forthwith by written notice.

10.3              Bankruptcy,   Insolvency  and  Related  Occurrences:    In the
                  ---------------------------------------------------
     event that Licensee files a petition in bankruptcy, is adjudicated as bankrupt or files a petition or otherwise seeks relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding or if a petition in bankruptcy is filed against it, which is not vacated within sixty (60 ) days, or it becomes insolvent or makes an assignment for the benefit of its creditors or a custodian receiver or trustee is appointed for it or a substantial portion of its business assets, which is not discharged within sixty (60) days, this Agreement shall terminate automatically and forthwith.

10.4              Rights   of   Licensee   to   Continue   Agreement:
                  ---------------------------------------------------
     The rights granted herein are personal to Licensee and no assignee for the benefit of creditors, custodian, trustee in bankruptcy or any official charged with taking over custody of Licensee's assets or business shall have any right to continue this Agreement or to exploit or in any way use the Licensed Technologies if this Agreement terminates; provided, however, that a termination hereunder as to a particular Sublicensee and Licensed Technologies to that Sublicensee shall not affect the validity of this Agreement or the status hereunder of Licensee or other Sublicensees not in default.

10.5              Inventory:      Upon   the   expiration   or   termination of
                  ---------
     this   Agreement,      Licensee   immediately   shall   deliver  to    the
     Licensor complete and accurate schedule of Licensee's inventory of products Licensed Technologies and of related work in process then on hand ("inventory").

10.6              Sale of  Inventory:  If  this  Agreement  expires or is
                  ------------------
     terminated other than by Licensor then the Licensee (or applicable Sublicensee) shall be entitled for an additional period of six
     (6) months only on a non-exclusive basis to sell and dispose of its inventory. Such sales shall be made subject to all of the provisions of this Agreement inclusive of accounting and payment of royalty. Such payment shall be due within thirty (30) days after the close of said six (6) month extension period.

10.7              Reversion   of   Rights   to   Licensor:           Except   as
                  ---------------------------------------
     specifically provided in this Agreement above, on the expiration or termination of this Agreement, all of the rights of Licensee under this Agreement (or rights of a Sublicensee under a particular sublicense agreement) shall terminate forthwith and shall revert immediately to Licensor, all Royalties shall become immediately due and payable and Licensee shall discontinue forthwith all use of the Licensed Technologies, and shall promptly transfer to Licensor free of charge any and all registrations, filings, and rights if any with regards to the particular Licensed Technologies which it may have possessed at any time. Licensee hereby irrevocably appoints Licensor as Licensee's attorney-in-fact, effective upon the termination or expiration of this Agreement as to one or more Licensed Technologies, to take the necessary steps on Licensee's behalf in the Territory to cancel any recordation of any such license granted hereunder and to execute any instruments necessary or desirable to confirm termination of Licensee's rights as to that license under this Agreement.


11.  REPRESENTATION AND WARRANTIES OF LICENSOR
     -----------------------------------------

                  Licensor represents and warrants that (1) Licensor has full right, power and authority to enter into this Agreement and to perform all of its obligations hereunder; and (2) Lithium House has assigned or licensed to R V Systems the rights to Technologies for the products and applications specified in the Addenda hereto.



12.  NOTICES
     -------
                  All reports, approvals, requests, demands, and notices (collectively "notices") required or permitted by this Agreement to be given to a party shall be in writing and shall be deemed to be duly given if personally delivered or if sent (by facsimile or overnight courier) to the party concerned at its address set forth in this Section. Copies of all notices to the Licensor and all payments required to be made to Licensor, shall be sent to:

     R V Systems, Inc.

     7122 Sophia Ave.

     Van Nuys, CA 91406

     USA

     Copies of all notices to Licensee shall be sent to:

     Whistler Investments, Inc.
     5001 East Bonanza Road
     Suite 144-145
     Las Vegas, Nevada 89110

13.  ASSIGNABILITY
     -------------
                  The Licensee maintains the right to sublicense this Agreement to qualified Sublicensees in the Territory with the written consent of Licensor to the sublicense or distribution agreement and the approval of Licensor of the agreement or agreements with the particular Sublicensee, which consent or approvals shall not unreasonably be withheld. Any such sublicense or distribution agreement 1shall be made in compliance with this Agreement as in effect at that time and any Sublicensee shall agree in writing to be bound by the same substantive terms and conditions hereof. This Agreement shall not be assignable by Licensee or Licensor without the written consent of the other party. Except as provided herein, this Agreement shall inure to the benefit of and shall be binding upon the parties, Licensee's permitted successors and/or assigns, and Licensor's permitted successors and/or assigns.

14.  RESOLUTION OF DISPUTES
     ----------------------

14.1              Jurisdiction:  The Licensor and  Licensee  hereby  irrevocably
                  ------------
     submit to the personal jurisdiction of the federal and state courts of the State of California, in the venue of Los Angeles County (the "Courts") in any action or proceeding arising out of or relating to this Agreement. In any court proceeding, the Courts shall have exclusive jurisdiction over the subject matter of this Agreement.

14.2              Waiver   of    Immunity:              To   the   extent   that
                  ----------------------
     either party has or hereafter may acquire any immunity from jurisdiction of any court or from legal process with respect to itself or its property, the parties irrevocably waive such immunity with respect to their respective obligations under this Agreement.

15.  MISCELLANEOUS
     -------------
                  Unless otherwise provided, in the event the Licensee elects as evidenced by an agreement in writing to purchase any services from the Licensor, it shall pay for such services at the Licensor's rates then currently in effect for such services as set forth in writing. All invoices for such services shall be paid by the Licensee within thirty (30) days after receipt thereof. The Licensee will be responsible for any incidentals associated with the purchase of any services from the Licensor. The Licensee will be responsible for any importation charges such as customs, shipping, duties and incidentals for any products or applications utilizing Licensed Technologies being shipped into the Territory by the Licensor. The Licensee is also responsible for business development expenses within the Territory inclusive of research, permits, personnel, product services, maintenance, etc....

     16. GOVERNING LAW
        --------------

                  This Agreement shall be construed and interpreted in accordance with the laws of the State of California, USA; contains the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written understandings and agreements. This Agreement may not be modified, amended, discharged or terminated orally except by a written notification signed by the party against whom the modification, discharge or termination is sought to be enforced.

17.  WARRANTIES
     ----------
17.1              Warranties:                  Neither    party    makes     any
                  ----------
     warranties with respect to the use, sale, manufacturing, or other transfer of the Licensed Technologies by the other party or by any third party. In no event will the Licensor be liable for direct, indirect, special, incidental, or consequential damages, that are in any way related to the Licensed Technologies.

17.2              Relationship:              Nothing    herein    contained   in
                  -----------
     this Agreement shall be construed to constitute the parties hereto as partners or joint venturers, or either as agent of the other, and no party shall have any power to obligate or bind the other in any manner whatsoever.

17.3              Waivers:                    No    waiver    by  either  party,
                  -------
     whether express or implied, of any provision of this Agreement, or of any breach or default thereof, shall constitute a continuing waiver of such provision or of any other provision of this Agreement. Acceptance of payments by the Licensor shall not be deemed a waiver by Licensor of any violation or default under any of the provisions of the Agreement by the Licensee.

17.4              Severability:    If any  provision  or any   portion  of   any
                  ------------
     provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of
     any provision held void or  unenforceable in part shall continue   in full
     force and effect.

17.5              Descriptive Headings:      The  descriptive  headings used and
                  --------------------
     inserted in this Agreement are for convenience only and shall not be deemed to affect the meaning or construction of any provision of this Agreement.



     IN WITNESS THEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.




                             R V SYSTEMS, INC.


                             /s/ Chaz Haba
                             -----------------------------------
                             Authorized Corporate Representative



                             WHISTLER INVESTMENTS, INC.

                             /s/ Holly Roseberry
                             -----------------------------------
                             Authorized Corporate Representative

   ADDENDUM I to Distribution and License Agreement Dated As of October 21, 2003
   -----------------------------------------------------------------------------


     Licensed Technologies:             The following products incorporating the
     ---------------------              Technologies: 2- and 3-wheeled vehicles.




     Territory:                         All of the countries of the world, with
     ---------                          the exception of India.



     Technology License Payment:        $100,000, payable no later than October
     --------------------------         31,  2003



     Product Development
     -------------------

     License Payment:                   $400,000, payable no later than December
     ---------------                    31, 2003


                                        With  a  weekly  minimum  of  $15,000.00



         The Technology License Payment and the Product Development License Payment are payable in weekly installments of $17,500, until the total of $500,000 is paid in full.





     Approved Sublicensees and Royalties Payable to Licensor:
     --------------------------------------------------------





     APPROVED:
     ---------


     R V SYSTEMS, INC.                                WHISTLER INVESTMENTS, INC.


     BY: /s/ Chaz Haba                                   BY: /s/ Holly Roseberry

  ADDENDUM II to Distribution and License Agreement Dated As of October 21, 2003
  ------------------------------------------------------------------------------





     Licensed Technologies:             The following products incorporating the
     ---------------------
     Technologies: Lawn and
     garden equipment.



     Territory:                         All  of   the  countries  of  the world.
     ---------



     Technology License Payment:        $50,000,  payable no later than  October
     --------------------------         31, 2003



     Product Development
     -------------------
     License Payment:                   $200,000, payable no later than December
     ---------------                     31, 2003

                                        With a minimum weekly of $15,000.00



         The Technology License Payment and the Product Development License Payment are payable in weekly installments of $7,500, until the total of $200,000 is paid in full.



     Approved Sublicensees and Royalties Payable to Licensor:
     --------------------------------------------------------








     APPROVED:
     ---------


     R V SYSTEMS, INC.                                WHISTLER INVESTMENTS, INC.


     BY:  /s/ Chaz Haba                                  BY: /s/ Holly Roseberry

ADDENDUM III to Distribution and License Agreement Dated As of November 14, 2003
--------------------------------------------------------------------------------





     Licensed Technologies:             The following products incorporating the
     ---------------------              Technologies:   Neighborhood    Electric
                                        Vehicle.
                                        "NEV"


     Territory:                         All of the countries of the world.
     ---------


     Technology License Payment:        $250,000, payable no later than December
     --------------------------         31, 2003.    With  a  weekly  minimum of
                                        $15,000.00.



     Product Development
     -------------------
     License Payment:                   $1,000,000, payable no later than March
     ---------------                    31, 2004. With a weekly minimum of
                                        $35,000.00





     Approved Sublicensees and Royalties Payable to Licensor:
     --------------------------------------------------------









     APPROVED:
     ---------


     R V SYSTEMS, INC.                                WHISTLER INVESTMENTS, INC.


     BY:  /s/ Chaz Haba                                  BY: /s/ Holly Roseberry